Exhibit 99.1

BEA Systems, Inc.
2315 North First Street
San Jose, California 95131
Telephone: (408) 570-8000
Fax: (408) 570-8901
www.bea.com

At the Company:
Kevin Faulkner, Vice President—Investor Relations
(408) 570-8293
John Kiger, Sr. Director—Investor Relations
(408) 570-8303

BEA Reports Second Quarter Financial Results

Adoption of Service-Oriented Architectures is

Helping Businesses Improve Efficiency, Adaptability and Responsiveness

SAN JOSE, Calif.—August 12, 2004—BEA Systems, Inc. (Nasdaq: BEAS), the world’s leading application infrastructure software company, today announced results of its fiscal second quarter. For the second quarter ended July 31, 2004, BEA reported total revenues of $262.3 million, up 7% from $245.0 million in last year’s second quarter. In the quarter, BEA generated cash flow from operations of $57.2 million, up 19% from $48.1 million a year ago. BEA’s balance of cash and short-term investments was $1,580 million as of July 31, 2004.

For the second quarter, on a generally accepted accounting principles (“GAAP”) basis, BEA reported net income of $30.6 million, up 18% from $25.9 million a year ago, and diluted net income per share of $0.07, up from $0.06 a year ago. BEA reported second quarter pro forma net income of $33.6 million, up 10% from $30.4 million a year ago, and pro forma diluted net income per share of $0.08, compared to $0.07 a year ago. For the second quarter, BEA reported license revenues of $116.3 million, down from $127.4 million a year ago and $120.2 million in the first quarter. Pro forma results exclude acquisition-related expenses, net gains or losses on investments in equity securities, employer payroll taxes on stock options, facilities consolidation and other non-recurring charges. A reconciliation of pro forma adjustments is summarized on pages five and six of this release. For full details on BEA’s reported results, see the financial tables accompanying this release.

“Despite the challenging worldwide IT spending environment, a solid quarter close enabled us to deliver reasonable results. Our large deal momentum continued, with 18 $1 million dollar license deals in Q2, and Europe continued to perform very well. I am pleased with the progress made by the Americas field organization in implementing the changes we made in Q1. We added 488 new customers in the quarter, our best performance in more than 2 years,” said Alfred Chuang, BEA’s founder, chairman and CEO. “Our business remains strong, with $1.6 billion in cash on the balance sheet and more than $130 million in cash flow from operations in the first half of the fiscal year, $51 million ahead of last year’s first-half performance.”

“Our key objectives are to focus on license revenue growth and delivering shareholder value. The organizational changes we announced last week are designed to help us achieve those goals,” Chuang continued. “Combining our sales, services and marketing teams under the leadership of Tom Ashburn gives us an even more focused and coordinated set of capabilities to better serve our customers. Tom’s newly-created Worldwide Field Organization role is focused on relationship-based selling and bringing together BEA’s wealth of resources, including our extensive network of partners, to fully integrate all of our efforts to help make customers successful. We continue to hire sales reps and

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BEA Reports Q2 Fiscal 2005 Results

August 12, 2004 / Page 2

continue to expand our indirect distribution channel. The product organization has established a set of priorities that is very tightly focused on enhancing the current generation of WebLogic Platform™ and delivering the next generation of products. BEA has a substantial pool of talent—we are a large enterprise that understands how to execute.”

Key Customer and Partner Deals

Key customer, partner and end-user deals signed in the quarter included Aim Trimark, Ameriquest Mortgage, AstraZeneca, AXA PPP Healthcare, BMW Leasing, Cablecom, Caprabo, Centers for Disease Control, Chiron, Cingular Wireless, Citibank, Discount Tire, Evergreen Investments, Fiserv, Hoffmann-La Roche, Iron Mountain, McKesson Information Solutions, Medical Benefits Fund of Australia, Merrill Lynch Investment Management, Nordea, Novartis Pharma, Petrobras, Scandanavian Airlines System, Skatteverket, SpareBank 1 Gruppen, Sun Chemical, Swisscom Mobile, Tata Consultancy Services, Telecom Italia, Turner Broadcasting Systems, UK Department of Works and Pensions, UK Environment Agency, Union Pacific Railroad, US Department of State, Verizon Communications, Virgin Atlantic Airways, Vodafone Spain, Volvo, and Washington Post-Newsweek Interactive.

New or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs, and ISVs, including Agiliti, Amberpoint, Amdocs, Ascential, Axeda, Business Objects, Checkfree, Chordiant, Citrix, CMTek, Comarch, Comergent, Compoze, Convergys, Cryptcom, Datapipe, DiCarta Dimension Systems, Documentum, Dr. Driven Systems, Enterpulse, ESG, Federal APD, Filenet, GHR Systems, Granite, Healthcare Quality Solutions, HP Opencall, Hyperion, Incomit, Interwoven, iRise, Liquid Engines, Logicalis, Management by Information, MatrixOne, Maximus, McKesson, ModelN, Mphasis, onExchange, Orion Group, PB Ferradyne, Peak Resources, Petris, salesforce.com, Satyam, SciVantage, TechRX, Vivare, Wily, and Wipro.

About BEA

BEA Systems, Inc. (Nasdaq: BEAS) is the world’s leading application infrastructure software company, providing the enterprise software foundation that allows thousands of companies to benefit from service-oriented architectures. With more than 15,000 customers around the world, including the majority of the Fortune Global 500, BEA and its WebLogic® and Tuxedo® brands are among the most trusted names in business.

Headquartered in San Jose, Calif., BEA has 73 offices in 34 countries and is on the Web at www.bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/ or through Streetevents’ CompanyBoardroom site at http://www.companyboardroom.com. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through August 26, 2004, by dialing 706-645-9291, access code 1084979.

Legal Notice Regarding Forward-Looking Statements

Some of the statements in this press release are forward-looking, including statements regarding: our large deal momentum; our business remaining strong; our key objectives to focus on license and revenue growth and delivering shareholder value; achieving our goals; continuing to hire sales reps and expanding our indirect distribution channel; future operations; future financial performance; and future events. BEA’s actual results could differ materially from those expressed in any forward-looking statements. Risks and uncertainties BEA faces

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BEA Reports Q2 Fiscal 2005 Results

August 12, 2004 / Page 3

that could cause results to differ materially include risks associated with: quarterly fluctuation in customer spending due to economic, geopolitical, competitive and other factors; potential disruptions in our operations caused by our organizational changes, including changes related to Mr. Ashburn’s additional responsibilities; dependence on growth of the markets for BEA’s products; the rate of any recovery in information technology spending by our customer base; particularly in view of the recent difficulties experienced by companies in the technology and enterprise software sectors; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s products and enhancements such as our recently introduced BEA WebLogic Platform 8.1; length of BEA’s sales cycle; dependence on acceptance of BEA’s products by channel partners; dependence on success of BEA’s channel partners; dependence on hiring key personnel; rapid technological change; potential software defects (particularly with regard to newly introduced products); and significant leverage and debt service requirements. Readers should also refer to the section entitled “Risk Factors That May Impact Future Operating Results” on pages 24 through 37 of BEA’s Report on Form 10-Q for the fiscal quarter ended April 30, 2004, as well as similar disclosures in subsequent BEA SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Legal Notice Regarding Pro Forma Financial Information

BEA provides pro forma expense, operating income, operating margin, net income, and net income per share data as additional information for investors. These measures are not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”), are intended to supplement GAAP financial information, and may be different than pro forma measures used by other companies. BEA believes that the presentation of pro forma non-GAAP, financial measures provides useful information to investors regarding our financial condition and results of operations because it provides additional detail and an alternative method of assessing our operating results that we believe is more focused on our on-going operations and may allow investors to perform more meaningful period-to-period comparisons of our operating results. In addition, BEA’s management team uses these measures for reviewing our financial results, and for budget and planning purposes. A reconciliation of pro forma adjustments to our GAAP financial results is summarized on pages five and six of this release.

BEA, Tuxedo, and WebLogic are registered trademarks and BEA WebLogic Enterprise Platform, BEA WebLogic Server, BEA WebLogic Integration, BEA WebLogic Portal, BEA WebLogic JRockit, BEA WebLogic Platform, BEA WebLogic Express, BEA WebLogic Workshop, BEA WebLogic Java Adapter for Mainframe, BEA Liquid Data for WebLogic, BEA eLink, and BEA WebLogic Enterprise Security are trademarks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties.

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– FINANCIAL TABLES FOLLOW –

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August 12, 2004 / Page 4

BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2004	2003	2004	2003
Revenues:
License fees	$116,300	$127,355	$236,452	$249,694
Services	145,988	117,693	288,471	232,648

Total revenues	262,288	245,048	524,923	482,342

Cost of revenues:
Cost of license fees	6,334	6,423	12,805	12,320
Cost of services	46,929	47,655	95,910	94,472
Amortization of acquired intangible assets	3,099	5,790	6,327	10,807

Total cost of revenues	56,362	59,868	115,042	117,599

Gross profit	205,926	185,180	409,881	364,743
Operating expenses:
Sales and marketing	99,688	94,524	200,299	186,433
Research and development	36,474	34,723	71,416	69,553
General and administrative	22,271	19,126	43,886	37,736
Facilities consolidation and severance charges	500	—	8,165	—

Total operating expenses	158,933	148,373	323,766	293,722

Income from operations	46,993	36,807	86,115	71,021
Interest and other, net	(3,318)	249	(6,249)	971

Income before provision for income taxes	43,675	37,056	79,866	71,992
Provision for income taxes	13,103	11,117	23,960	21,598

Net income	$30,572	$25,939	$55,906	$50,394

Net income per share:
Basic	$0.07	$0.06	$0.14	$0.13

Diluted	$0.07	$0.06	$0.13	$0.12

Shares used in computing net income per share:
Basic	408,650	401,040	409,155	401,875

Diluted	417,400	418,030	421,620	418,580

BEA Systems, Inc.

August 12, 2004 / Page 5

BEA SYSTEMS, INC.

PRO FORMA STATEMENTS OF OPERATIONS

IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET INCOME

(In thousands, except for per share data)

(unaudited)

	For the Three Months Ended July 31, 2004				For the Three Months Ended July 31, 2003
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenues	$262,288	$—		$262,288	$245,048	$—		$245,048
Cost of revenues	56,362	(3,099	) (a)	53,263	59,868	(5,795	) (a)	54,073

Gross profit	205,926	3,099		209,025	185,180	5,795		190,975
Operating expenses	158,933	(1,174	) (b)	157,759	148,373	(625	) (b)	147,748

Income from operations	46,993	4,273		51,266	36,807	6,420		43,227
Interest and other, net	(3,318)	—	(c)	(3,318)	249	—	(c)	249

Income before provision for income taxes	43,675	4,273		47,948	37,056	6,420		43,476
Provision for income taxes	13,103	1,281	(d)	14,384	11,117	1,926	(d)	13,043

Net income	$30,572	$2,992		$33,564	$25,939	$4,494		$30,433

Net income per share	$0.07			$0.08	$0.06			$0.07

Diluted shares outstanding	417,400			417,400	418,030			418,030

(a)	Pro forma cost of revenues excludes $0 and $5 related to employer payroll taxes on stock options and $3,099 and $5,790 related to the amortization of acquired intangible assets for the three months ended July 31, 2004 and 2003, respectively.
(b)	Pro forma operating expenses exclude $55 and $41 related to employer payroll taxes on stock options, $619 and $584 related to acquisition-related deferred stock compensation expense, and $500 and $0 related to facilities consolidation for the three months ended July 31, 2004 and 2003, respectively.
(c)	Pro forma interest and other, net excludes net gains of $0 and $0 related to disposals of investments in equity securities for the three months ended July 31, 2004 and 2003, respectively.
(d)	Provision for income taxes assumes a tax rate of 30 percent and includes the impact of these pro forma adjustments.

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BEA SYSTEMS, INC.

PRO FORMA STATEMENTS OF OPERATIONS

IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET INCOME

(In thousands, except for per share data)

(unaudited)

	For the Six Months Ended July 31, 2004				For the Six Months Ended July 31, 2003
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenues	$524,923	$—		$524,923	$482,342	$—		$482,342
Cost of revenues	115,042	(6,334	) (a)	108,708	117,599	(10,812	) (a)	106,787

Gross profit	409,881	6,334		416,215	364,743	10,812		375,555
Operating expenses	323,766	(9,629	) (b)	314,137	293,722	(1,209	) (b)	292,513

Income from operations	86,115	15,963		102,078	71,021	12,021		83,042
Interest and other, net	(6,249)	—	(c)	(6,249)	971	(198	) (c)	1,169

Income before provision for income taxes	79,866	15,963		95,829	71,992	12,219		84,211
Provision for income taxes	23,960	4,788	(d)	28,748	21,598	3,665	(d)	25,263

Net income	$55,906	$11,175		$67,081	$50,394	$8,554		$58,948

Net income per share	$0.13			$0.16	$0.12			$0.14

Diluted shares outstanding	421,620			421,620	418,580			418,580

(a)	Pro forma cost of revenues excludes $7 and $5 related to employer payroll taxes on stock options and $6,327 and $10,807 related to amortization of acquired intangible assets for the six months ended July 31, 2004 and 2003, respectively.
(b)	Pro forma operating expenses exclude $226 and $41 related to employer payroll taxes on stock options, $1,238 and $1,168 related to acquisition-related deferred stock compensation expense, and $8,165 and $0 related to facilities consolidation for the six months ended July 31, 2004 and 2003, respectively.
(c)	Pro forma interest and other, net excludes net gain of $0 and net loss of $198 related to disposals of investments in equity securities for the six months ended July 31, 2004 and 2003, respectively.
(d)	Provision for income taxes assumes a tax rate of 30 percent and includes the impact of these pro forma adjustments.

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BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	July 31, 2004	January 31, 2004
	(unaudited)	(*)
ASSETS
Current assets:
Cash and cash equivalents	$732,762	$683,729
Restricted cash	1,633	1,583
Short-term investments	846,019	783,288
Accounts receivable, net	205,806	268,526
Other current assets	35,767	32,480

Total current assets	1,821,987	1,769,606

Property and equipment, net	347,541	358,497
Acquired intangible assets, net	65,769	72,097
Long-term restricted cash	6,380	3,880
Other long-term assets	18,285	16,109

	$2,259,962	$2,220,189

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$219,631	$228,485
Deferred revenues	260,758	273,879
Current portion of notes payable and other obligations	527	493

Total current liabilities	480,916	502,857

Notes payable and other long-term obligations	4,093	5,555
Convertible subordinated notes	550,000	550,000
Long-term debt for land lease	191,639	191,639

Stockholders’ equity:
Common stock	1,160,178	1,113,111
Retained earnings (deficit)	36,905	(19,001)
Deferred compensation	(7,319)	(10,462)
Treasury stock	(163,393)	(123,303)
Accumulated other comprehensive income	6,943	9,793

Total stockholders’ equity	1,033,314	970,138

	$2,259,962	$2,220,189

(*)Derived from audited consolidated financial statements.